FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

SUPPLEMENT DATED MARCH 8, 2005,

TO THE PROSPECTUS DATED OCTOBER 28, 2004

The following information supplements and should be read in conjunction with the information provided in the Portfolios’ Prospectus (“Prospectus”) dated October 28, 2004.

The first paragraph of the section titled “Class B Shares” on page 40, under “How to Invest in the Portfolios” is deleted in its entirety and replaced with the following:

Class B Shares

Class B shares of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Cash Reserve Portfolios are bought without a front-end load; that is, the offering price for such shares will be their NAV.  Class B shares incur Distribution Fees.  See discussion under “Distribution Plans and Shareholder Servicing Plans.”  The Transfer Agent normally will not accept purchase orders of $50,000 or more for Class B shares of any one Portfolio from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with this limit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.